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                                  EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT






The Board of Directors
Loronix Information Systems, Inc.:



We consent to the use of our report incorporated herein by reference.


KPMG LLP
/s/ KPMG LLP


San Diego, California
September 15, 1999